Exhibit 99.1

GOODTIMES
Burgers & Frozen Custard

Bad Daddy's
BURGER BAR
EST. ★ 2007

Investor Presentation
$6 million Common Stock and Warrant Units
July 2013
Confidential

Safe Harbor
The presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act, and such statements are subject to the safe harbors created thereby. A forward-looking statement is neither a prediction nor a guarantee of future events. We try, whenever possible, to identify these forward-looking statements by using words such as “anticipate,” “assume,”
“believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “would,” “could,” and similar expressions. Forward-looking statements may relate to, among other things:
• business objectives and strategic plans;
• operating strategies;
• our ability to open and operate additional restaurants profitably and the timing of such openings;
• restaurant and franchise acquisitions;
• anticipated price increases;
• expected future revenues and earnings, comparable and non-comparable restaurant sales, results of operations, and future restaurant growth
(both company-owned and franchised);
• estimated costs of opening and operating new restaurants, including general and administrative, marketing, franchise development and restaurant operating costs;
• anticipated selling, general and administrative expenses and restaurant operating costs, including commodity prices, labor and energy costs;
• future capital expenditures;
• our expectation that we will have adequate cash from operations and credit facility borrowings to meet all future debt service, capital expenditure and working capital requirements in the current fiscal year;
• the sufficiency of the supply of commodities and labor pool to carry on our business;
• success of advertising and marketing activities;
• the absence of any material adverse impact arising out of any current litigations in which we are involved;
• the impact of changes in federal, state, or local government statutes, rules, and regulations;
• the impact of the adoption of new accounting standards and our financial and accounting systems and analysis programs; and
• The other matters described in “Risk Factors,” “Management’s Discussion and Analysis of Financial condition and Results of Operations,”
and “Business” in the prospectus provided in connection with this offering.
• All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data &
point of sale reports from existing Bad Daddy’s restaurants.
Although we believe that the expectations reflected in our forward-looking statements are based on reasonable assumptions, such expectations may prove to be materially incorrect due to known and unknown risks and uncertainties. Given these risks and uncertainties, we urge you to read the prospectus related to this offering completely with the understanding that actual future results may be materially different from what we plan or expect.
Good Times Restaurants, Inc.

GOODTIMES Burgers & Frozen Custard
Bad Daddy's Burger Bar

Bad
Wanda June Koch Photography

Table of Contents
       Page
 Investment Highlights    4

  Offering Summary    5
 Management Team   6
  Use of Funds & Capitalization    7
 Targeted Growth Plan   9
 Good Times Burgers & Frozen Custard         11
 Bad Daddy’s Burger Bar   17
 Business Strategy                                                          22

Good Times Restaurants, Inc.

GOODTIMES
Burgers & Frozen Custard
Bad Daddy's
BURGER BAR

Investment Highlights
❑ Good Times is a 25 Year Old Platform Company
 ➢ Stable, debt free company with positive EBITDA (Earnings before Interest, Taxes, Depreciation & Amortization) on a trailing twelve month and current basis
 ➢ Same store sales accelerating to double digit growth in April - June 2013 (Same store sales for company operated stores after 15 months of operation)
 ➢ Penetration & brand equity in one primary market, existing asset leverage & growth of the Good Times concept
 ➢ Existing infrastructure that can be significantly leveraged with new concept
 ➢ New distribution agreement w/Food Services of America, Pepsi contract on par with systems 10x in size
 ➢ Sophisticated operating, management & administrative systems & processes; SOX compliant with systems applied to Bad Daddy’s Burger Bar
❑ Bad Daddy’s is an Emerging Small Box, Upscale Casual Growth Concept
 ➢ Award winning, highly differentiated growth concept
 ➢ In the highest growth segment in the industry (based on Technomic reports) - 3200 to 3800 sf with a specialized menu
 ➢ Chef driven, handcrafted menu, full bar with craft microbrews
 ➢ 15% bar sales currently projected to increase based on design, merchandising & promotional opportunities
❑ Bad Daddy’s Compelling Unit Economic Model
 ➢ Over $700 per sf sales based on existing restaurants on estimated investment of less than $225 per sf
❑ Robust Growth Opportunity in Bad Daddy’s
 ➢ Company-owned, multi-state growth planned for Colorado, Kansas, Arizona
 ➢ 48% ownership of the Bad Daddy’s Franchisor with first right to purchase 100%
❑ Proven and Experienced Management in Both Concepts
 ➢ Platform infrastructure with functional expertise
 ➢  Serial restaurant concept developer & a culinary entrepreneur
 ➢ Added operational team that has successfully grown other concepts
❑ Long Term Value Creation from Existing Platform + New Growth
 ➢ Mix of company owned and franchised restaurants with experienced operators, targeting 3 to 20 store development agreements
 ➢ Anticipated high growth off of small base with no debt
 ➢ Franchisor companies yield higher valuation multiples (based on Company’s comparison of public restaurant companies)
Good Times Restaurants, Inc.

All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data & point of sale reports from existing Bad Daddy’s restaurants.

Offering Summary
Issuer ………………… Good Times Restaurants Inc. (“GTIM” or the “Company” or “Good Times”)
Exchange/Ticker ……  Nasdaq Capital Market: GTIM
Issue …………………..  $6 million common stock and warrants (excluding over allotment option)
Distribution ………….  Underwritten offering
Use of Proceeds …….... New restaurants, restaurant remodeling, franchisor entity capitalization and general working capital
Underwriters…………. Maxim Group LLC, Sole Bookrunner
    JP Turner & Co. LLC, Co-manager
Legal Counsel ……….. Snell & Wilmer L.L.P.
Auditor ……………….. Hein & Associates
Good Times Restaurants, Inc.

GOODTIMES Burgers & Frozen Custard
Bad Daddy's Burger Bar

Highly Experienced Management Team
Good Times Restaurants Inc.
Boyd Hoback - President, CEO
❑ 40 years in the restaurant business
❑  With Good Times since inception
❑ Implemented sophisticated operating & management
 systems across all functional areas
Scott Lefever - VP of Operations, Good Times
❑ 35 years in the restaurant business
❑  Led Good Times’ top ranking in quality, friendliness,
 cleanliness (based on Sandelman Quicktrak study)
Sue Knutson - Controller, Treasurer
❑  30 years in restaurant accounting
❑ Implemented top notch systems and reporting
❑ Oversees public accounting, SEC filings, internal
 controls
Mike Maloney - Director of Operations, Bad Daddy’s of
 Colorado (a wholly owned subsidiary)
❑  Former VP Operations Paragon Steakhouses
❑  Former Regional VP Lonestar Steakhouse
❑ Executive & operational positions with Jimmy John’s
Other Consultants
❑ Tom Evans, Stamen Pistil Agency - Marketing
❑ Room 214 - Social Media
Bad Daddy’s Franchise Development LLC
Dennis Thompson - Co-Chairman, Founder
❑ Founder of Firebird’s Wood Fired Grill (sold to Angelo
 Gordon private equity), Lonestar Steakhouse & Saloon
 (taken public), Bailey’s Sports Grille (sold to Total
 Entertainment)
❑ Co-Chairman of Firebird’s
❑ Has developed over 400 restaurants
Frank Scibelli - Co-Chairman, Founder
❑ Restauranteur and founder of award winning concepts
 Mama Ricotta’s, Cantina 1511, Midwood Steakhouse,
 Paco’s Tacos & Tequila in Charlotte, NC
Scott Somes - Chief Operating Officer
❑  Former COO of Lonestar Steakhouses from inception
 (grown to over 250 restaurants)
❑ Former Regional VP of large Pizza Hut franchisee
 managing over 100 restaurants
Adam Long - Executive Chef, Bad Daddy’s International
❑ Culinary Arts graduate
❑ Kiaway Island & Ballantyne Resorts
❑ White House staff
Good Times Restaurants, Inc.

Use of Funds & Capital Stock
Good Times Restaurants, Inc.

(Not including any proceeds from exercise of underwriter’s overallotment option or public and underwriter warrants)

Use of Funds
Fees & Expenses	$600,000
Good Times Drive Thru Inc.	$800,000	Current Store Reimages & Remodels
Bad Daddy's Colorado LLC	$3,850,000	New Stores in Denver DMA
Bad Daddy's Franchise Development LLC	$750,000	Working Capital, Management Build, Growth
Total	$6,000,000

Capitalization
Current Common Stock Outstanding	2,726,214
Common Stock Outstanding Post-Offering (1)	4,726,214
Common Stock Underlying Investor Warrants (2)	2,000,000
Convertible Preferred Stock Outstanding (3)	355,451

(1) Assumes $3 per unit price. Excludes shares issuable in underwriter's overallotment option
(2) Each warrant is exercisable for one share of common stock at 110% of the offering price. Excludes underwriter warrants.
(3) Convertible into 710,902 shares of common stock. Redeemable at par of $1,500,000 by the Company beginning March, 2014

Good Times Financial Snapshot
Good Times Restaurants, Inc.

(1) Percentages are as a percent of Restaurant Sales
(2) TTM = Trailing Twelve Months
(3) The Company’s Revenues & Operating Income are disproportionately higher in the last 6 months of its fiscal year & the Company has reported
 April, May & June 2013 same store sales increases of 11.4%, 16.1% and 18%, respectively, the results of which are not included in the TTM results
(4) Restaurant Level Cash Flow (Restaurant sales less all operating expenses, excluding any G&A or depreciation) & Earnings Before Interest, Taxes,
 Depreciation & Amortization are non-GAAP measures

Income Statement
	FYE 2011 (Audited)		FYE 2012 (Audited)		TTM 3/31/13 (Unaudited)	(2) (3)
Total Net Revenues	$20,603,000		$19,706,000		$20,161,000
Restaurant Level Operating Income (1)	1,259,000	6.24%	1,689,000	8.8%	1,736,000	9.0%
Restaurant Level Cash Flow (1) (4)	2,147,000	10.6%	2,484,000	12.9%	2,494,000	12.9%
Net (Loss)	(1,013,000)		(777,000)		(679,000)
EBITDA (4)	$127,000		$232,000		$279,000
Balance Sheet as of 3/31/13 (Unaudited)

Cash	1,413,000	Accounts Payable	610,000
Total Current Assets	2,047,000	Other Current Liabilities	1,113,000
PP&E, Net	2,910,000	Long Term Debt	117,000
Other Assets	126,000	Other Long Term Liabilities	653,000
		Stockholders’ Equity	2,380,000
		Minority Interest	210,000
Total Assets	$5,083,000	Total Liabilities & Equity	$5,083,000

GOODTIMES Burgers & Frozen Custard
Bad Daddy's Burger Bar

GOODTIMES Burgers & Frozen Custard

Bad Daddy's Burger Bar

Targeted Growth Goals

Good Times Restaurants Inc.
Good Times Drive Thru Inc.
(wholly owned sub)
26 Co.
Owned
Good
Times
Stores
13 Franchised
Good Times
Stores
Bad Daddy’s Franchise Development LLC
(48% owned)
BD of Colorado
(wholly owned sub)
Bad Daddy’s Franchise Target
Markets
New Co. Owned
Bad Daddy’s
Stores
• Colorado
• Arizona
• Kansas
Mid-Atl/SE
• S. Carolina
• Virginia
• Maryland
• Georgia
• Kentucky
• DC
West
• Oklahoma
• Utah
• Nevada
• Missouri
• Nebraska
• Texas
New Good Times
Growth in Colorado

3 Tiered Growth Platform
Good Times Restaurants Inc. (“GTIM”)
Good Times Drive Thru Inc. (Wholly Owned Subsidiary)
❑ Cash flow from existing assets on continued comp sales growth
❑ Low risk growth in existing market with new stores planned
❑ Infrastructure in place for operational & marketing efficiencies
BD of Colorado LLC (Wholly Owned Subsidiary)
❑ Multi-state company-owned development of Bad Daddy’s under License Agreement
 ❑ Colorado, Kansas, Arizona rights
❑ Projected high store level ROI
❑ Growth with conservative leverage
Bad Daddy’s Franchise Development LLC (48% Owned & Managed by the Co.)
❑ Royalties from BD of Colorado, Bad Daddy’s International & new franchisees
❑ Traditional stores & expanded non-traditional license with HMS Host
❑ National expansion potential
❑ Historically higher multiple valuation on franchisor companies based on Company’s analysis of publicly traded restaurant companies

GOODTIMES Burgers & Frozen Custard
Bad Daddy's Burger Bar

Good Times Burgers & Frozen Custard Overview
❑ 25 year history with strong brand loyalty operating and franchising 39 restaurants
❑ Ranked #1 in Colorado for quality, freshness & friendliness (based on Sandelman Quicktrack)
❑ Differentiation leading to acceleration in growth
 ❑ Only QSR with steroid-free, hormone-free, vegetarian fed, humanely raised beef and chicken
 ❑ Fresh, All Natural, Regional Ingredients
 ➢ Frozen Custard made fresh every few hours, Squeezed Lemonades, Fresh Cut Fries
 ➢ Hatch Valley New Mexico Green Chile Breakfast Burritos
❑ New breakfast daypart generating 7+% incremental sales rolled out in December 2012
 ➢ Management estimates profit flow-through of 35% post-introduction based on peformance to-date with 32%
 incremental cost of sales, 21% labor and 12% other operating costs
❑ Sales increases from reimaging investment in existing stores
 ➢ Low cost exterior reimage plus selective major remodels with an estimated 30%+ targeted ROI
❑ Additional new restaurant growth in its existing market
❑ Compelling new store cash on cash ROI model
 ➢ $1.1m sales target with 40% cash on cash return using sale leasebacks
❑ Proven systems and processes in place across all functions
❑ Focused line-of-sight to maximize cash flow in its home market
Good Times Restaurants, Inc.

Good Times Qtrly Same Store Sales Variance
(FYE 9/30)
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
3.0%
1.0%
-1.0%
-3.0%
13.4%
5.7%
6.1%
0.7%
3.4%
7.3%
3.41%
-0.95% (1)
5.14%
6.96%
15.20%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Sales Momentum
Good Times Restaurants, Inc.

• 2 ½ years of same store sales growth exceeding QSR category comps
(Source: Nation’s Restaurant News)
(1) Decrease due to road closures at 2 stores & storm closures

Fresh All-natural beef.
FROM COWS THAT DON'T DRINK, SMOKE, DO DRUGS OR STAY OUT LATE.
Big Daddy Bacon Bacon Cheeseburger
NO ADDED GROWTH HORMONES. NO ANTIBIOTICS. CERTIFIED HUMANE. VEGETARIAN FED.

Introducing
Antibiotic Free
Vegetarian Fed
Hand Breaded
CHICKEN TENDERS
3 PIECE HAND BREADED CHICKEN TENDERS
3.99
Combo 5.99
5 PIECE HAND BREADED CHICKEN TENDERS
5.69
Combo 7.69
SAUCES
BBQ
RANCH
HONEY MUSTARD
BUFFALO RANCH

ANY MORE AUTHENTIC IT WOULD COST 26 PESOS.
$2
HATCH VALLEY GREEN CHILE BREAKFAST BURRITOS

Good Times Menu Initiatives Driving SSS Growth
Good Times Restaurants, Inc.

$880,000
$860,000
$840,000
$820,000
$800,000
$780,000
$760,000
$740,000
$720,000
$700,000
$680,000
Fiscal 2010
Fiscal 2011
Fiscal 2012
TTM @ 5/31/13

Average Store Sales & Cash Flow Increasing
Good Times Restaurants, Inc.

 Rationalized Store Base
(Company owned restaurant sales net of closures)
Good Times’ Avg Store Sales
• Menu Initiatives
• Remodels (early stage)
• Elim’d underperforming stores
• Breakfast Intro
• New marketing
TTM = Unaudited Trailing Twelve Months

Annual $ Improvement- Income from Operations
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
FY 2011
FY 2012

Drinks 14.16%
Burgers 32.88%
Custard 11.64%
Breakfast 7.10%
Sides 19.11%
Chicken 13.84%
Entrée Misc 1.27%

$100,000
$80,000
$60,000
$40,000
$20,000
$0
FY 2010
FY 2011
FY 2012

Bakery 6%
Chicken 6%
Oil 4%
Drinks 10%
Custard 12%
Breakfast/Top's 22%
Fries 7%
Paper 9%
Meat 24%

Financial Summary for Good Times

Sales Mix
Growth in Income from Operations from PY
Composition of Food & Paper Purchases
Average Store Cash Flow

Reinvestment
Low Cost Reimaging
New POS System
Full Remodels in Select Stores
New Stores Planned in Colorado
 w/High ROI Sale Leasebacks
Brand Story
No Hormones
No Steroids
No Antibiotics
Vegetarian Fed
Humanely Raised
Available Only at Chipotle or
Good Times in Colorado
New TV Ad
Campaigns
Local Ingredients
Social Media
Connection
Fresh, All Natural,
Handcrafted Product
Umbrella
Initiatives for Sustained Growth
Good Times Restaurants, Inc.

GOODTIMES
Burgers & Frozen Custard

Bad Daddy's
BURGER BAR

Bad Daddy's
BURGER BAR

Good Times Restaurants, Inc.
Bad Daddy’s - A Big Market Opportunity
❑ Small box dining is the smallest, yet fastest growing portion of fast and full-service casual dining, reflecting years of evolution and innovation.
❑ Fast casual has exhibited the majority of the growth in the restaurant industry over the last decade and represents the largest segment within small box dining at nearly $23 billion in sales
 (as reported by Technomic) led by concepts such as Panera Bread, Chipotle, Noodles, Pei Wei, Five
 Guys and Smashburger.
❑ While fast casual burger concepts are proliferating and lack differentiation, full service small box burger concepts are thriving and producing high unit level returns based on a higher average check driven by personalized service, high energy atmospheres, chef driven recipes and food quality plus a full bar offering.

GOODTIMES Burgers & Frozen Custard

Bad Daddy's Burger Bar

Bad Daddy’s Burger Bar Overview
❑ Bad Daddy’s operates in the emerging small box, grill and
 bar segment. A suburban gastropub.
❑ A higher average check than fast casual concepts such as
 Five Guys and Smashburger, but below polished casual or
 sport themed big box concepts such as BJ’s, Buffalo Wild
 Wings or Cheesecake Factory. (Based on Company developed
 reports)
❑ A menu of chef driven recipes with signature gourmet
 burgers, chopped salads, sandwiches and appetizers. We
 believe the food quality is far superior to casual theme
 (Chili’s, Red Robin) rivaling upscale concepts.
❑ The ambience is a high energy, pop culture oriented
 atmosphere with a bar dominated by craft microbrew beers.
 The service is personal, informal and ultra-friendly to
 support the brand’s irreverent personality.
❑ Per person average check is approximately $14, similar to
 Burger Lounge, the Counter, Bobby’s Burger Palace but
 below Zinburger, Five Napkin Burger and other high check
 concepts. (As reported by Nation’s Restaurant News)
❑ Total bar sales are only 15% of total sales - an opportunity.

All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data & point of sale reports from existing Bad Daddy’s restaurants.

Good Times Restaurants, Inc.
Bad Daddy’s Growth
❑ Average restaurant sales are in excess of $700 per sf out of an average of 3500 sf (based on unaudited financial information from existing restaurants)
❑ 4 restaurants open, 1 airport concession, 3 restaurants under development, 1 franchise signed
❑ BDI developing NC & VA, BD of Colorado developing CO & subsequently KA, AZ
❑ Franchise development targeted for top regional DMA’s
❑ USA Today top 25 burgers in US, Zagat rated - local concept with national press

2012 Sales Per Restaurant Location (in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.5
$1.1
$2.0
$1.2
$5.7
$3.6
$1.6
Bad Daddy's
Five Guy's
Chipotle
Noodle's
BJ's Rest's
Casual Dining Avg
Fast Casual Avg

2012 Total Annual Sales per Sq Ft
$1,000
$800
$600
$400
$200
$0
$715
$550
$767
$472
$704
$534
$532
Bad Daddy's
Five Guy's
Chipotle
Noodle's
BJ's Rest's
Casual Dining Avg
Fast Casual Avg

2012 Average Restaurant Cash Investment (in Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.8
$0.4
$0.8
$0.7
$2.9
$2.1
$0.6
Bad Daddy's
Five Guy's
Chipotle
Noodle's
BJ's Rest's
Casual Dining Avg
Fast Casual Avg

Bad Daddy’s Efficient Store Model

Source: All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data & point of sale reports from existing Bad Daddy’s restaurants open for more than one year. Figures for all others are based on 2012 reported results in industry periodicals and Company estimates based on publicly available information. Bad Daddy’s Restaurant Cash Investment is based upon existing restaurants’
investment, increased for new construction & current equipment package costs.

2012 Restaurant Level EBITDA Margin
30%
25%
20%
15%
10%
5%
0%
18%
26%
22%
20%
17%
16%
Five Guy's
Chipotle
Noodle's
BJ's Rest's
Casual Dining Avg
Fast Casual Avg

2012 Average Cash on Cash ROI
70%
60%
50%
40%
30%
20%
10%
0%
50%
65%
35%
40%
29%
44%
Five Guy's
Chipotle
Noodle's
BJ's Rest's
Casual Dining Avg
Fast Casual Avg

Top Tier Unit Economics Comps

Good Times Restaurants, Inc.

Source:. Figures are based on 2012 reported results in industry periodicals and Company estimates based on publicly available information.

Business Strategy & Objectives
❑ Continue to grow Good Times’ profitability with comp sales growth, remodels & new stores in Colorado
❑ Develop company-owned Bad Daddy’s in Colorado, Kansas & Arizona
❑ Leverage Good Times’ existing overhead structure through Management
 Agreement with Bad Daddy’s Franchise Development LLC (“BDFD”)
❑ Aggressively expand the Bad Daddy’s concept through franchising

❑ Position the Company for a larger public offering to rollup BD of Colorado,
 BDFD and BDI into one wholly owned subsidiary entity
 ➢ Good Times has first rights to purchase the remaining 52% of BDFD and the restaurants operated by Bad Daddy’s International (“BDI”)
❑ Expand the shareholder base supported by ongoing financial PR for increased float & shareholder liquidity
Good Times Restaurants, Inc.